Filed under Rule 497(e) and Rule 497(k)
Registration No. 002-83631
VALIC Company I
Large Capital Growth Fund
(the “Fund”)
Supplement dated May 15, 2025, to the Fund’s Summary Prospectus and Prospectus,
each dated October 1, 2024, as supplemented and amended to date
At a meeting held on April 22‑23, 2025 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved an Investment Sub‑Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (the “T. Rowe Price Subadvisory Agreement”), and an Investment Sub‑Advisory Agreement between VALIC and J.P. Morgan Investment Management Inc. (“JPM”) with respect to the Fund (the “JPM Subadvisory Agreement” and together with the T. Rowe Price Subadvisory Agreement, the “Subadvisory Agreements”). T. Rowe Price and JPM will replace Massachusetts Financial Services Company (“MFS”) as subadvisers to the Fund. The Board also approved a change in the Fund’s name to “Large Cap Core Fund” and certain changes to the Fund’s principal investment strategies and techniques.
The Board has the authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about T. Rowe Price, JPM, and their respective Subadvisory Agreements.
These changes are expected to become effective on or about September 29, 2025 (the “Effective Date”). On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:
All references to the name of the Fund are changed to “Large Cap Core Fund.”
The disclosure in the section of the Summary Prospectus entitled “Fund Summary: Large Capital Growth Fund – Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:
The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large‑cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in equity securities, which may include common stocks and depositary receipts.
Generally, large‑cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the S&P 500® Index (the “Index”) during the most recent 12‑month period. As of April 30, 2025, the median stock by market capitalization in the Index was approximately $34.77 billion and the largest stock by market capitalization was $3.19 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign securities, either directly or through depositary receipts.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. A derivative instrument that provides exposure to the types of investments that are included in the Fund’s 80% policy or exposure to one or more market risk factors associated with such investments will be counted towards compliance with the 80% policy.
The Fund is managed by two subadvisers. Each of the Fund’s subadvisers manages a portion of the Fund’s assets using different investment approach.

In managing its portion of the Fund, one subadviser takes an in‑depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value. As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. On behalf of the Fund, the subadviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as attractively valued and considered selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers other criteria including, but not limited to:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mis‑pricings caused by apparent market over-reactions.
In managing its portion of the Fund, the other subadviser seeks sector and industry-neutral exposure to the Index, with value added through stock selection. The subadviser will attempt to outperform the Index by overweighting those stocks that are viewed favorably relative to their weighing in the Index, and underweighting or avoiding those stocks that are viewed negatively. The subadviser combines fundamental research with a disciplined portfolio construction process to pursue the investment objective. A portfolio oversight team, which includes portfolio managers, is responsible for the overall structure of the strategy and for developing rules for portfolio construction employed by the subadviser. The portfolio oversight team seeks to take advantage of the subadviser’s fundamental research by assigning equity analysts to select stocks for the strategy within industries where they have focused expertise. The equity analysts are responsible for selecting stocks and determining the stocks’ weights, subject to the oversight and discretion of the portfolio managers who work closely with the analysts.
To generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund will not concentrate its assets in any single industry but may from time to time invest a higher percentage of its assets in companies conducting business in various industries within an economic sector, including the technology sector.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
In the section of the Prospectus entitled “Fund Summary: Large Capital Growth Fund – Principal Risks of Investing in the Fund,” the risk factor entitled “Currency Risk”, and “Focused Fund Risk” is deleted in its entirety. Additionally, the following new principal risk factors are added: “Depositary Receipts Risk,” “Derivatives Risk,” “Sector Risk” and “Technology Sector Risk.”
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.

Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Technology Sector Risk. Technology stocks historically have experienced unusually wide price swings. Earnings disappointments and intense competition for market share can result in sharp declines in the prices of technology stocks.
The disclosure in the subsection entitled “Performance Information” is deleted in its entirety and replaced with the following:
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Growth Index. Effective September 29, 2025, the Fund no longer measures its performance against the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) and J.P. Morgan Investment Management Inc. (“JPM”) assumed subadvisory duties on September 29, 2025. From inception through September 15, 2013, SunAmerica Asset Management, LLC and Invesco Advisers, Inc. were subadvisers to the Fund. From September 16, 2013, through September 28, 2025, Massachusetts Financial Services Company was subadviser to the Fund.
In the subsection entitled “Investment Adviser,” all information relating to MFS is deleted and the following is added:
The Fund is subadvised by T. Rowe Price and JPMIM.

Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
T. Rowe Price
Ann Holcomb, CFA Vice President	2025
Alexa Gagliardi, CFA Vice President	2025
Jason Nogueira, CFA Vice President	2025
Jason Polun, CFA Vice President	2025
JPMIM
Scott Davis Managing Director	2025
Shilpee Raina Executive Director	2025

In the section entitled “Additional Information About The Funds’ Investment Objectives, Strategies And Risks,” the disclosure in the subsection entitled “Large Capital Growth Fund” is deleted in its entirety and replaced with the following:
The Fund seeks to provide long-term growth of capital.
The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large‑cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in equity securities, which may include common stocks and depositary receipts.
Generally, large‑cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the S&P 500® Index (the “Index”) during the most recent 12‑month period. As of April 30, 2025, the median stock by market capitalization in the Index was approximately $34.77 billion and the largest stock by market capitalization was $3.19 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign securities, either directly or through depositary receipts.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. A derivative instrument that provides exposure to the types of investments that are included in the Fund’s 80% policy or exposure to one or more market risk factors associated with such investments will be counted towards compliance with the 80% policy.
The Fund is managed by two subadvisers. Each of the Fund’s subadvisers manages a portion of the Fund’s assets using different investment approach.
In managing its portion of the Fund, one subadviser takes an in‑depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value. As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. On behalf of the Fund, the subadviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as attractively valued and considered selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers other criteria including, but not limited to:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mis‑pricings caused by apparent market over-reactions.
In managing its portion of the Fund, the other subadviser seeks sector and industry-neutral exposure to the Index, with value added through stock selection. The subadviser will attempt to outperform the Index by overweighting those stocks that are viewed favorably relative to their weighing in the Index, and underweighting or avoiding those stocks that are viewed negatively. The subadviser combines fundamental research with a disciplined portfolio construction process to pursue the investment objective. A portfolio oversight team, which includes portfolio managers, is responsible for the overall structure of the strategy and for developing rules for portfolio construction employed by the subadviser. The portfolio oversight team seeks to take advantage of the subadviser’s fundamental research by assigning equity analysts to select stocks for the strategy within industries where they have focused expertise. The equity analysts are responsible for selecting stocks and determining the stocks’ weights, subject to the oversight and discretion of the portfolio managers who work closely with the analysts.
To generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund will not concentrate its assets in any single industry but may from time to time invest a higher percentage of its assets in companies conducting business in various industries within an economic sector, including the technology sector.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
The Fund is subject to the following additional risks: Cybersecurity Risk and Active Trading Risk.
In the subsection entitled “Management – Investment Subadvisers,” all references to MFS as subadviser to the Fund are deleted in their entirety.
The heading “Large Capital Core Fund” and the following paragraph are added to the subsection entitled “Management – Investment Subadvisers – J.P. Morgan Investment Management Inc. (“JPMIM”)”:
The team responsible for managing a portion of the Large Cap Core Fund is Scott Davis and Shilpee Raina.
Scott B. Davis, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee of JPMorgan since 2006, Mr. Davis was previously a media and internet analyst in the U.S. Equity Research Group. He holds a Bachelor of Science from Drexel University and a Master of Business Administration from Columbia Business School.
Shilpee Raina, Executive Director, is a portfolio manager on the Large Cap Core Equity Strategy within the US Equity Group. An employee of JPMorgan since 2005, Mr. Raina was previously a research analyst on the JPMorgan Equity Income and U.S. Value Funds, concentrating on the consumer sectors. Mr. Raina holds a Bachelor of Science in commerce with concentrations in finance and accounting from The University of Virginia’s McIntire School of Commerce and is a CFA charterholder.
The heading “Large Cap Core Fund” and the following paragraph are added to the subsection entitled “Management – Investment Subadvisers – T. Rowe Price Associates, Inc. (“T. Rowe Price”)”:
The team responsible for managing a portion of the Large Cap Core Fund is Ann Holcomb, Alexa Gagliardi, Jay Nogueira and Jason Polun.
Ann Holcomb, Vice President, is a director of research, North America, in the Global Equity Division. Ms. Holcomb is a member of the Global Equity Steering Committee, and she is co‑portfolio manager of the US Structured Research Equity Strategy. She also is cochair of the Investment Advisory Committee of the US Structured Research Equity Strategy. She has been with T. Rowe Price since 1996. Ms. Holcomb earned a B.A. in mathematics from Goucher College and an M.S. in finance from Loyola University Maryland. She also has earned the Chartered Financial Analyst® designation and presently serves on the Board of Trustees of Calvert School and the Walters Art Museum.
Alexa Gagliardi, Vice President, is the co‑portfolio manager of the US, International, and Global Structured Research Equity Strategies in the Global Equity Division. She also is a member of the Investment Advisory Committee for the US Structured Research Equity Strategy. She has been with T. Rowe Price since 2014. Ms. Gagliardi earned a B.A. in finance from Loyola University Maryland, Sellinger School of Business. She also has earned the Chartered Financial Analyst® designation.

Jay Nogueira, Vice President, is a director of research for North America within the Global Equity Division. He is co‑portfolio manager of the US Structured Research Equity Strategy, cochairman of the US Structured Research Equity Strategy’s Investment Advisory Committee, and a member of the portfolio oversight team. He also is a member of the Global Equity Steering Committee and has been with T. Rowe Price since 2004. Mr. Nogueira earned an S.B. in mechanical engineering from the Massachusetts Institute of Technology, where he was a member of Phi Beta Kappa, and an M.B.A., with high distinction, from Harvard Business School, where he was designated a Baker Scholar, a Siebel Scholar, and a Ford Scholar. Mr. Nogueira also has earned the Chartered Financial Analyst® designation.
Jason Polun, Vice President, is a director of equity research for North America in the Global Equity Division. He is chair of the Equity Research Advisory Committee and a member of the Equity Steering Committee. In addition, he is a co‑portfolio manager of the US Structured Research Equity Strategy, cochairman of the US Structured Research Equity Strategy’s Investment Advisory Committee, and a member of the portfolio oversight team and has been with T. Rowe Price since 2003. Mr. Polun earned a B.S. in business and finance from Mount St. Mary’s College and an M.B.A. in finance and accounting from the University of Pennsylvania, The Wharton School, where he was a Palmer Scholar. He also has earned the Chartered Financial Analyst® designation.
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